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Supplement to Prospectus, Summary Prospectus, and Statement of Additional Information,
each dated March 1, 2024

Harbor Disruptive Innovation Fund
November 22, 2024
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Disruptive Innovation Fund (the “Fund”). The liquidation of the Fund is expected to occur on January 29, 2025 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders on the Liquidation Date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking long-term growth of capital.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on January 22, 2025.
Investors Should Retain This Supplement For Future Reference
S1124.P.SP.SAI.HF